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                                                                     EXHIBIT 23c




                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of ArvinMeritor, Inc. (successor to Meritor Automotive, Inc.) on Form S-8 of our reports dated November 9, 1999 appearing in or incorporated by reference in the Annual Report on Form 10-K for the fiscal year ended September 30, 1999.





DELOITTE & TOUCHE LLP


Detroit, Michigan
November 9, 2000